SUPPLEMENT DATED MARCH 7, 2005 TO THE PROSPECTUSES
       DATED MAY 1, 2004 and MAY 1, 2004 as supplemented DECEMBER 22, 2004

                               JNL(R) SERIES TRUST
                              JNL VARIABLE FUND LLC
                            JNL VARIABLE FUND III LLC
                             JNL VARIABLE FUND V LLC
                            JNLNY VARIABLE FUND I LLC

The following should be added to the section entitled "The Sub-Adviser and Portfolio Management" for the funds sub-advised by Mellon Capital Management
Corporation:

On February 24, 2005, Mellon was granted a temporary exemption pending final determination from the Securities & Exchange Commission from the prohibitions imposed by the Investment Company Act of 1940, as amended on CIBC Mellon Trust Company ("CIBC Mellon"). CIBC Mellon is a Canadian joint venture between Canadian Imperial Bank of Commerce and Mellon Financial Corporation. The conduct of Mellon Capital Management was not the subject of the investigation. The prohibition could have precluded Mellon as an affiliate of CIBC Mellon from serving as an investment adviser to a registered investment company.



This Supplement is dated March 6, 2005.

(To be used with VC3656 Rev. 05/04, VC3652 Rev. 05/04, VC3657 Rev. 05/04, VC3723
Rev. 5/04,  VC5825 05/04,  NV3174CE Rev. 05/04,  NV3784 Rev. 05/04,  VC4224 Rev.
10/04,  NV4224 Rev. 10/04,  VC5526 Rev. 05/04,  NV5526 Rev. 05/04,  NV5825 5/04,
FVC4224FT Rev. 10/04,  VC5890 03/05,  VC5884 01/05,  VC5869 01/05, VC5885 01/05,
NV5869 01/05,  NV5890 03/05,  NV5884 01/05,  NV5885 01/05, HR105 Rev. 05/04, and
VC2440 Rev. 05/04.)

                                                                   V5926 03/05